UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  October 3, 2001

Intacta Technologies Inc.
 (Exact name of registrant as specified in its charter)

Nevada	0-30467	58-2488071

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 East Paces Ferry Road Suite 1445 Atlanta, GA 30326-1372

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (404) 880-9919

Item 5.         Other Events

On October 3, 2001, INTACTA Technologies Inc. announced the gold release of their suite of communication products designed to assist Healthcare Organizations meet HIPAA privacy policies for Protected Health Information (PHI) across standard fax and email systems.

 Item 7.         Financial Statements and Exhibits

(c)     Exhibits:

 1.       Press Release of the Company dated October 3, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intacta Technologies Inc.

Date: October 17, 2001	By: /s/ Sandra Buschau

Sandra Buschau
Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued October 3, 2001